EXHIBIT 21

SUBSIDIARIES OF UMB FINANCIAL CORPORATION

December 31, 2012

Name of Entity Organization					Incorporation or Jurisdiction of

A.	Registrant and Parent Company

	UMB Financial Corporation				Missouri

B.	Subsidiaries of Registrant

	1.	UMB Bank, n.a.			United States
UMB Financial Corporation owns 100%

		a.		Kansas City Financial Corporation	Kansas
UMB Bank, n.a. owns 100%

		b.		UMB Bank & Trust, n.a.	Missouri
UMB Bank, n.a. owns 100%

		c.		UMB Capital Corporation	Missouri
UMB Bank, n.a. owns 100%

		d.		UMB Redevelopment Corporation	Missouri
UMB Bank, n.a. owns 100%

		e.		UMB Banc Leasing Corporation	Missouri
UMB Bank, n.a. owns 100%

		f.		UMB Trust Company of South Dakota	South Dakota
UMB Bank, n.a. owns 100%

		g.		UMB Financial Services, Inc.	Missouri
UMB Bank, n.a. owns 100%

		h.		UMB Insurance, Inc.	Missouri
UMB Bank, n.a. owns 100%

		i.		Kansas City Realty Company	Kansas
UMB Bank, n.a. owns 100%

			1)	UMB RealtyCompany, LLC	Delaware
Kansas City Realty Company owns 100%

		j.		UMB Colorado Property, LLC	Colorado
UMB Bank, n.a. owns 100%

Name of Entity Organization			Incorporation or Jurisdiction of

2.	United Missouri Insurance Company		Arizona
UMB Financial Corporation owns 100%

3.	Scout Investments, Inc.		Missouri
UMB Financial Corporation owns 100%

4.	UMBCDC, Inc.		Missouri
UMB Financial Corporation owns 100%

5.	Scout Distributors, LLC		Missouri
UMB Financial Corporation owns 100%

6.	UMB Fund Services, Inc.		Wisconsin
UMB Financial Corporation owns 100%

	a.	UMB Distribution Services, LLC	Wisconsin
UMB Fund Services, Inc. owns 100%

	b.	Grand Distribution Services, LLC	Wisconsin
UMB Fund Services, Inc. owns 100%

	c.	J.D. Clark & Company	Utah
UMB Fund Services, Inc. owns 100%

7.	Prairie Capital Management, LLC		Missouri
UMB Financial Corporation owns 100%

8.	UMB Merchant Banc, LLC		Missouri
UMB Financial Corporation owns 100%

	a.	PCM Capital – Concentrated Global LS Equity, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

	b.	PCM Capital – Diversified Strategies, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

	c.	PCM Capital – Longshort Equity, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

	d.	PCM Capital – Managed Equity Fund I, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

	e.	PCM Capital – Private Equity Co-Investment I, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

	f.	PCM Capital – Private Equity, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

Name of Entity Organization		Incorporation or Jurisdiction of
g.	PCM Capital – Private Equity II, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

h.	PCM Capital – Private Equity III, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

i.	PCM Capital – Select Managers Fund, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

j.	PCM Capital – Spartan Co-Invest, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

k.	PCM Capital – Strategic Small Mid Cap, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

l.	PCM Capital – Tech Investments, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

m.	PCM Capital – Plains Co-Invest, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

n.	PCM Capital – SQ Opportunity Fund, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

o.	PCM Capital – CEC Opportunity, LLC	Missouri
UMB Merchant Banc, LLC owns 100%

p.	PCM Capital – Credit Opportunities, LLC	Missouri
UMB Merchant Banc, LLC owns 100%